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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                             Reported): May 25, 2006

                          Morgan Stanley Capital I Inc.
                   Morgan Stanley Mortgage Loan Trust 2004-8AR
                  Mortgage-Backed Certificates, Series 2004-8AR


                          MORGAN STANLEY CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    333-104283-19            13-3291626
----------------------------         ---------------          -------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                 File Number)         Identification No.)

1585 Broadway, 2nd Floor
  New York, New York                                          10036
----------------------                                      ----------
  (Address of Principal                                     (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)    296-7000
                                                   ---------------------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events
---------   ------------

Item 8.01.  Other Events.
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Filing of Closing Date Information Regarding the Mortgage Loans
---------------------------------------------------------------

     Attached hereto as Exhibit 99.1 is certain loan-level information about the Mortgage Loans in the Morgan Stanley Capital I Inc. Morgan Stanley Mortgage Loan Trust 2004-8AR.

     This information has not been updated since the Closing Date and the Depositor does not intend to update this information.

Section 9   Financial Statements and Exhibits
---------   ---------------------------------

Item 9.01   Financial Statements and Exhibits.
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Information and Exhibits.
-------------------------

(a) Financial statements of businesses acquired.
------------------------------------------------

      Not applicable.

(b) Pro forma financial information.
------------------------------------

      Not applicable.

(c) Exhibits.
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      99.1        mortgage loan-level information as of the closing date

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MORGAN STANLEY CAPITAL I INC.




                                    By: /s/ Valerie Kay
                                        -------------------------------
                                    Name:  Valerie Kay
                                    Title: Executive Director



Dated:  May 25, 2006

Exhibit Index


Exhibit                     Description                                     Page
-------                     -----------                                     ----
99.1                        mortgage loan-level information                    6